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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2005

                          JOHN Q. HAMMONS HOTELS, L.P.
                 JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     033-7334001               43-1523951
          MISSOURI                                               33-1006528
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)          (Commission File Number)     Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 9, 2005, the registrants executed a supplemental indenture (the "supplemental indenture") amending the Indenture dated as of May 21, 2002 pursuant to which the registrants' 8 7/8% First Mortgage Notes due May 15, 2012 were issued (the "Indenture"). The supplemental indenture implements the amendments approved by note holders in connection with the tender offer and consent solicitation by JQH Finance, LLC, a Delaware limited liability company dated August 26, 2005.

     On June 14, 2005, the general partner of John Q. Hammons Hotels, L.P., one of the registrants, entered into an Agreement and Plan of Merger with JQH Acquisition LLC and JQH Merger Corporation, companies formed for the merger by Jonathan Eilian. JQH Finance, LLC is an indirect subsidiary of JQH Acquisition LLC.

     The amendments to the Indenture, if they become effective, will eliminate substantially all of the covenants in the Indenture governing the registrants' actions, and will eliminate or modify the related events of default. Attached as
Exhibit 10.1 and incorporated herein by reference is a copy of the supplemental indenture.

      ITEM 9.01.                FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibit No.                              Exhibit
     -----------                              -------

        10.1 First Supplemental Indenture, dated as of September 9, 2005, among John Q. Hammons Hotels, L.P., a Delaware limited partnership, John Q. Hammons Hotels Finance Corporation III, a Missouri corporation, and Wachovia Bank, National Association, as trustee






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   JOHN Q. HAMMONS HOTELS, L.P.
                                   By:  John Q. Hammons Hotels, Inc.,
                                        general partner


                                   By:  /s/ Paul E. Muellner
                                        -----------------------------------
                                        Name:   Paul E. Muellner
                                        Title:  Chief Financial Officer


                                   JOHN Q. HAMMONS FINANCE
                                   CORPORATION III

                                   By:  /s/ Paul E. Muellner
                                        -----------------------------------
                                        Name:   Paul E. Muellner
                                        Title:  Chief Financial Officer


Date: September 13, 2005




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                                  EXHIBIT INDEX

     Exhibit No.                             Exhibit
     -----------                             -------

        10.1 First Supplemental Indenture, dated as of September 9, 2005, among John Q. Hammons Hotels, L.P., a Delaware limited partnership, John Q. Hammons Hotels Finance Corporation III, a Missouri corporation, and Wachovia Bank, National Association, as trustee






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